Retirement Class HNGFX
Institutional Class HAIGX
Administrative Class HRIGX
Investor Class HIIGX
Harbor International Growth Fund

Supplement to Summary Prospectus dated March 1, 2022
June 29, 2022
Effective on or about July 29, 2022 (the “Effective Date”), Stephen Paice will serve as a portfolio manager for Harbor International Growth Fund (the “Fund”).
As of the Effective Date, Moritz Sitte no longer serves as a portfolio manager to the Fund. All references to Mr. Sitte in the Summary Prospectus are hereby removed.

As of the Effective Date, the following is added to the “Portfolio Management” section of the Fund Summary:
Stephen Paice Baillie Gifford
Mr. Paice is a Portfolio Manager and member of the International All Cap Portfolio Construction Group at Baillie Gifford and has co-managed the Fund since 2022.
Investors Should Retain This Supplement For Future Reference
S0622.SP.HIGF